Exhibit 99.1

Digital Health to Acquire VSee Labs and iDoc Telehealth Solutions with New Entity Valued at Approximately $110 Million

Publicly listed entity expected to broaden VSee’s and iDoc’s reach and penetration adding commercial capabilities and capturing multiple synergies

Boca Raton, FL, June 16, 2022 (GLOBE NEWSWIRE) -- Digital Health Acquisition Corporation (“Digital Health”) (NASDAQ: DHAC), today announced that it has signed a definitive agreement to acquire VSee Lab, Inc. (VSee), a leading telehealth software company and iDoc Telehealth Solutions, Inc. (“iDoc”), a leading neurocritical care and intensive care telehealth provider.

The newly merged company will bring together the organizations and leadership teams of San Jose, California-based VSee, and Houston, Texas-based iDoc with the Nasdaq-listed Digital Health public company.  Upon closing of the transaction, which is expected to occur in the third quarter of 2022, it is anticipated that the combined company will adopt the corporate name VSee Health, Inc., and will be listed on the Nasdaq Capital Market under the proposed new ticker symbol “VSEE.”  The transaction is expected to result in a valuation of approximately $110 million for the combined entity.

“The telehealth industry is currently considered to be among the most attractive industries in terms of growth potential,” said VSee CEO, Dr. Milton Chen.  “We believe we have one of the most customizable and easiest plug and play solutions for medical providers, which following the merger, will be able to be expanded without our historical resource constraints.”

VSee provides a proprietary SaaS platform that enables medical providers to provide telehealth services with end-to-end, HIPPA-compliant encrypted payment solutions with multiple additional real-time integrated and interactive capabilities.  Because of its flexibility and security, VSee was selected as exclusive supplier to NASA, and was also recently selected by the Ukraine to customize a telehealth solution, which it accomplished in less than 72 hours.

The newly combined company, VSee Health, will integrate iDoc’s intensive care and neuro solution as its first module for the VSee software platform, with the goal of adding additional modules in the future.  Dr. Imo Aisiku, founder and CEO of iDoc commented, “Our combination not only builds on two highly successful and profitable individual companies, but also makes more of a difference for patients as medicine and health care delivery systems transform.”

Transaction Overview

The merger will provide the consolidated company with access to significant additional cash subject to the level of redemptions from Digital Health's public stockholders, that are targeted to be used to expand modules onto the VSee Platform, widening both VSee’s and iDoc’s customer bases, and for general working capital purposes.

The boards of directors of VSee, iDoc, and Digital Health have unanimously approved the proposed transaction. The closing is subject to the approval of VSee’s, iDoc’s, and Digital Health’s stockholders, as well as other customary closing conditions, including Digital Health’s registration statement being declared effective by the Securities and Exchange Commission and the expiration or termination of any applicable Hart-Scott-Rodino Act waiting periods. The transaction is expected to close by the end of the third quarter 2022, assuming satisfaction of closing conditions set forth in the parties’ definitive agreement.

Additional information about the proposed transaction, including a copy of the Business Combination agreement and plan of merger and an investor presentation, will be provided in a Current Report on Form 8-K to be filed today with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

About Digital Health, VSee, and iDoc Telehealth

VSee Lab is a no-code or low-code SaaS platform that enables clinicians and enterprises to create their telehealth workflows without programming.  VSee’s system encapsulates more than 500 man-years of development, creating a mobile app or telehealth system to be integrated into existing hospital operations within days.

iDoc Telehealth is an acute care organization, set of integrated telehealth technologies, and team of neurointensivists, neurologists, and nurses that treat and coordinate care for acutely ill patients 24/7 in the Neurointensive Care Unit (NICU) and ICU for stroke, brain trauma, and a wide range of neurological conditions.

Digital Health, a Delaware Corporation, is comprised of a team of industry professionals and leaders with deep insight and relationships in healthcare, software systems, mergers and acquisitions and related fields.  Digital Health was formed as a special purpose acquisition company (SPAC) that raised $115 million in an initial public offering in November 2021, intending to utilize the proceeds for acquiring profitable and scalable businesses in healthcare.

More information can be found at www.digitalhealthacquisition.com,  www.VSee.com and www.iDocvms.com, ,

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between VSee, iDoc and Digital Health. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed at all, which may adversely affect the price of Digital Health’s securities, (ii) the risk that the transaction may not be completed by Digital Health’s business combination deadline, and the potential failure to obtain an extension of the business combination deadline if sought by Digital Health, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of Digital Health, the satisfaction of the minimum trust account amount following redemptions by Digital Health’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (v) the effect of the announcement or pendency of the transaction on VSee’s and/or iDoc’s business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts current plans and operations of VSee and/or iDoc and potential difficulties in VSee and/or iDoc employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against VSee and/or iDoc or against Digital Health related to the Merger Agreement or the transaction, (vii) the ability to obtain or maintain the listing of the Digital Health’s securities a national securities exchange, (viii) the price of Digital Health’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Digital Health plans to operate or VSee and iDoc operate, variations in operating performance across competitors, changes in laws and regulations affecting Digital Health’s or VSee’s and/or iDoc’s  business and changes in the combined capital structure, (ix) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (x) the risk of downturns and a changing regulatory landscape in the highly competitive asset management industry.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Digital Health’s registration on Form S-1 (File No. 333-260232) and Annual Report on Form 10-K, as well as the registration statement on Form S-4 discussed below and other documents filed by Digital Health from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and neither VSee, iDoc nor and Digital Health assume any obligation and none of them intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither VSee, iDoc nor Digital Health gives any assurance that either VSee, iDoc or Digital Health or the combined company will achieve its expectations.

Important Information and Where to Find It

This document relates to a proposed transaction between VSee, iDoc and Digital Health.  This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Digital Health intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of Digital Health, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Digital Health shareholders. Digital Health also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Digital Health are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Digital Health through the website maintained by the SEC at www.sec.gov.

The documents filed by Digital Health with the SEC also may be obtained free of charge at Digital Health’s website at www.digitalhealthacquisition.com, from the SEC’s website at www.sec.gov, or upon written request to info@digitalhealthacquisition.com.

Participants in the Solicitation

Digital Health, VSee and iDoc and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Digital Health’s shareholders in connection with the proposed transaction. A list of the names of the directors and executive officers of Digital Health and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

For investor inquiries about Digital Health, VSee, or iDoc please contact:

Investor Relations Contact:
info@digitalhealthacquisition.com

CORE IR
516 661-2684

Media Contact:
Jules Abraham
julesa@coreir.com
CORE IR
917-885-7378